SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                September 3, 1998

                    ----------------------------------------


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-8002                    04-2209186
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


81 Wyman Street
Waltham, Massachusetts                                      02454-9046
(Address of principal executive offices)                    (Zip Code)


                                (781) 622-1000
                         (Registrant's telephone number
                              including area code)



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Item 5.     Other Events

     On September 3, 1998, Thermo Electron Corporation ("Thermo Electron") issued a press release, attached hereto as Exhibit 99, regarding changes in the executive management at Thermo Electron.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits

            99    Press Release of Thermo Electron, dated September 3, 1998

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 3rd day of September, 1998.



                                          THERMO ELECTRON CORPORATION


                                          By: /s/ Kenneth J. Apicerno
                                             Kenneth J. Apicerno
                                             Treasurer

EXHIBIT 99


                            THERMO ELECTRON ANNOUNCES
                          EXECUTIVE MANAGEMENT CHANGES

WALTHAM, Mass., Sept. 3, 1998 -- Thermo Electron Corporation (NYSE-TMO) today announced that its board of directors has approved changes in its executive management to reflect the previously announced reorganization of its businesses.

   The following operational and management changes are effective immediately:

    Four executive officers have been named chief operating officers of Thermo Electron. The officers are: Brian D. Holt, chief operating officer, environmental and energy; John T. Keiser, chief operating officer, biomedical and new technologies; Earl R. Lewis, chief operating officer, instrumentation; and William A. Rainville, chief operating officer, recycling and recovery systems. In their new roles, these officers will report to George N. Hatsopoulos, chairman and chief executive officer of Thermo Electron.

    John N. Hatsopoulos has been named vice chairman of the board in addition to his title of chief financial officer. The company's financial organization will report to the vice chairman.

    The company's policy and strategy will be carried out by an executive committee, which consists of George Hatsopoulos, John Hatsopoulos, and the four chief operating officers.

      Thermo Electron Corporation is a world leader in analytical and monitoring instruments; biomedical products including heart-assist devices, respiratory-care equipment, and mammography systems; and paper recycling and papermaking equipment. The company also develops alternative-energy systems and clean fuels, provides a range of services including industrial outsourcing and environmental-liability management, and conducts research and development in advanced imaging, laser communications, and electronic information-management technologies. With annual worldwide sales of $3.6 billion, Thermo Electron has approximately 23,000 employees and operations in 23 countries. Headquarters are in Waltham, Massachusetts. More information is available on the Internet at http://www.thermo.com.